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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 30, 2003

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                                REMEDYTEMP, INC.
               (Exact Name of Registrant as Specified in Charter)

           California                    0-5260                  95-2890471
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

                                 101 Enterprise
                          Aliso Viejo, California 92656
                     (Address of Principal Executive Offices
                                  and Zip Code)

                                 (949) 425-7600
               Registrant's telephone number, including area code

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) EXHIBITS.

Exhibit No.         Description
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99.1                Press release of RemedyTemp, Inc. issued April 30, 2003


ITEM 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 30, 2003, RemedyTemp, Inc. issued a press release announcing its second fiscal quarter results ended March 30, 2003 and will hold a conference call on such date. The press release is attached as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2003

                                        REMEDYTEMP, INC.



                                        By:  /s/ Greg Palmer
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                                           Greg Palmer
                                           President and Chief Executive Officer

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                                INDEX OF EXHIBITS

Exhibit No.         Description
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99.1                Press release of RemedyTemp, Inc. issued on April 30, 2003